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                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Buko von Krosigk , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Wineshares International, Inc. for the quarterly period ending January 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Wineshares, International, Inc.

                           By:    /s/ Buko von Krosigk
                                  -----------------------
                           Name:  Buko von Krosigk
                           Title: Chief  Executive  Officer  and  Director

                           Date:  May 22,  2003

I, Gerard Darmon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Wineshares International, Inc. for the quarterly period ending January 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Wineshares, International, Inc.

                          By:    /s/ Gerard  Darmon
                                  -----------------------
                          Name:  Gerard  Darmon
                          Title: Chief  Financial  Officer  and  Director

                          Date:  May 22,  2003